EXHIBIT 10.26

                              DEL WEBB CORPORATION
                            1995 DIRECTOR STOCK PLAN


                ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (the "Company"), hereby establishes a stock plan for Nonemployee Directors, to be known as the "Del Webb Corporation 1995 Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the deferral of Directors' Annual Retainers into grants of Nonqualified Stock Options and Restricted Stock, and sets forth the terms of annual grants of Stock Options to Nonemployee Directors, subject to the terms and provisions set forth herein.

         Upon approval by the Board of Directors of the Company, and conditioned upon subsequent approval of the Plan by the shareholders of the Company, the Plan shall become effective as of November 8, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. Without limiting the immediately preceding sentence, the Plan and the grant of Awards thereunder will be void ab initio, and of no force and effect, if the Plan is not approved by the Company's shareholders on or before November 8, 1995.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 or Section 10.3 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 7, 2005.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Annual Retainer" means the annual fee payable by the Company to a Director, including amounts payable for service as a chairperson of a committee of the Board, but excluding meeting fees.

                  (b) "Award" means, individually or collectively, a grant of Nonqualified Stock Options or Restricted Stock under this Plan.

                  (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                  (d) "Board" or "Board of Directors" means the Board of Directors of Del Webb Corporation, and includes any committee of the Board of Directors designated by the Board to administer part or all of this Plan.

                  (e) "Change in Control" of the Company shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (defined as any securities of the Company which vote generally in the election of directors), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means the Human Resources Committee of the Board of Directors, or any other committee appointed by the Board to administer this Plan.

                  (h)  "Company"   means  Del  Webb   Corporation,   a  Delaware
         corporation,  or any  successor  thereto as  provided  in Section  10.2 herein.

                  (i) "Director" means any individual who is a member of the Board of Directors of the Company.

                  (j) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3). To the extent permitted pursuant to Section 16 of the Exchange Act, Disability shall be determined by the Board in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

                  (k) "Employee" means any full-time, nonunion, salaried employee of the Company. For purposes of this Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

                  (m) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

                  (n) "Grant Date" means the tenth (10th) day following the public release of the Company's fiscal year-end earnings information.

                  (o) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

                  (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Articles 6 or 7 herein, which is not intended to be an incentive stock option qualifying under Code Section 422.

                  (q)  "Option"  means a  Nonqualified  Stock  Option under this
         Plan.

                  (r) "Participant" means a Nonemployee Director of the Company who has outstanding an Award granted under the Plan.

                  (s) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in
         Article 6 herein.

                  (t) "Person"  shall have the meaning  ascribed to such term in
         Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                  (u) "Restricted Stock" means an Award granted to a Nonemployee Director pursuant to Article 6 herein.

                  (v) "Shares" means the shares of common stock of Del Webb Corporation.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any statute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                           ARTICLE 3. ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Committee, subject to the restrictions set forth in this Plan.

         3.2 Administration by the Committee. The Committee shall have full power, discretion, and authority to interpret and administer this Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to (i) determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of Awards to be made under the Plan to any Participant, or (ii) take an action that would result in the Awards not being treated as "formula awards" within the meaning of Rule 16b- 3(c)(ii) or any successor provision promulgated pursuant to the Exchange Act.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

                     ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed Seventy-Five Thousand (75,000). The Shares issued as Restricted Stock and the Shares issued pursuant to the Options exercised under this Plan may be authorized and unissued Shares or Shares reacquired by the Company, as determined by the Committee.

         4.2 Lapsed Awards. If any Option or Share of Restricted Stock granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option and any such Shares of Restricted Stock again shall be available for the grant under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the number and/or type of Shares subject to any outstanding Award, the Option exercise price per Share under any outstanding Option, will be automatically adjusted so that the proportionate interests of the Participants will be maintained as before the occurrence of such event. Any adjustment pursuant to this Section 4.3 will be conclusive and binding for all purposes of this Plan.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan are limited to Nonemployee Directors.

         5.2 Actual Participation. All eligible Nonemployee Directors shall receive grants of Options pursuant to Article 7 herein, and shall be given the opportunity to defer all or a portion of their Annual Retainers into Options and/or Restricted Stock, pursuant to the terms and provisions set forth in
Article 6 herein.

                    ARTICLE 6. DEFERRAL OF ANNUAL RETAINERS

         6.1 Deferral Election. On or before December 31 of each year during the term of this Plan, each Nonemployee Director shall have the ability to elect to defer any portion or all of his or her Annual Retainer, pursuant to the terms of this Article 6. Deferrals may, at the discretion of the Director, be made in the form of discounted Options or Restricted Stock, or combination thereof.

         The deferral election shall be irrevocable, and shall be made by means of a written notice delivered to the Secretary of the Company on or before December 31 of the calendar year which ends prior to the beginning of the applicable fiscal year. The deferral election shall state the percentage and/or dollar amount of the Director's Annual Retainer, which is to be deferred, and shall specify whether the deferral is to be in the form of discounted Stock Options or Restricted Stock, or combination thereof.

         Each deferral election by a Director shall correspond to the Annual Retainer which is to be earned by the Director for the Company's fiscal year which begins in the first calendar year following the calendar year in which the deferral election is made. For example, a deferral election made by a Director on December 31, 1995 will correspond to a deferral of an Annual Retainer which is to be earned by the Director during the fiscal year beginning July 1, 1996, and ending June 30, 1997.

         The effective date of the Award grant relating to Annual Retainer deferrals shall be the Grant Date which falls in the first calendar year following the calendar year in which the applicable deferral election is made. Accordingly, the Option price of Stock Options granted pursuant to Article 6 of this Plan shall equal seventy-five percent (75%) of the Fair Market Value of Shares on the Grant Date. Awards of Restricted Stock pursuant to Annual Retainer deferrals under this Plan also shall be made on the Grant Date.

         6.2      Terms of Stock Option Deferrals.

                  (a) Number of Shares under Option. The number of shares which may be purchased under Options pursuant to Annual Retainer deferrals shall be derived according to the following formula:

Number of Shares      =                   Amount of Deferral
                         -------------------------------------------------------
                            0.25 x Fair Market Value of Shares at Grant Date

                  The Option price for each Share granted pursuant to an Annual Retainer deferral shall equal seventy-five percent (75%) of the Fair Market Value of a Share on the Grant Date. Options are issued using this formula to give the Director who is deferring his or her Annual Retainer an equivalent economic value.

                  (b) Vesting of Options. Options granted under this Article 6 shall vest one hundred percent (100%) at the end of the sixth month following the date of grant of the Options.

                  (c) Individual Award Agreement. Each Option grant shall be evidenced by an Individual Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

                  (d) Duration of Options. Unless earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan, each Option shall expire on the tenth (10th) anniversary date of its grant.

                  (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

                  (f) Restrictions on Share Transferability. To the extent necessary to ensure that Awards granted hereunder comply with applicable law, the Committee shall impose restrictions on any Shares acquired pursuant to the exercise of an Option under this Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  (g) Termination of Service on Board of Directors Due to Death, Disability, or Retirement. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined by prorating the Award according to the following guidelines:

                           (i) The portion of the Award which is  exercisable as
                  of the date of termination of service on the Board shall remain exercisable;

                           (ii) The  percentage  vesting  of the  portion of the
                  Award which otherwise would have vested at the end of the Company's fiscal year in which termination of service on the Board occurs, will equal a fraction, the numerator of which is the number of full weeks of service on the Board during the Company's fiscal year in which termination occurs, and the denominator of which is fifty-two (52); and

                           (iii) The portion of the Award which is  scheduled to
                  vest in a year which begins after the end of the Company's fiscal year in which termination of service on the Board occurs, and the portion of the Award that does not vest in the Company's fiscal year in which termination of service on the Board occurs, shall be forfeited by the Participant, and returned to the Company (and shall once again be available for grant under the Plan).

                  To the extent an Option is exercisable as of the date of death (or as of the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date of death (or the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

                  (h) Termination of Service on Board of Directors for Other Reasons. If the service of the Participant on the Board shall terminate for any reason other than death, Disability, or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

                  To the extent an Option is exercisable as of the date of termination of the Participant's service on the Board under this
         Section 6.2(h), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date the Participant's service on the Board terminates, whichever period is shorter.

                  (i) Nontransferability of Options. No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or pursuant to Section 10.1 herein. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

         6.3      Terms of Restricted Stock Deferrals.

                  (a) Grants of Restricted Stock. The number of shares of Restricted Stock which shall be granted pursuant to an Annual Retainer deferral shall be derived according to the following formula:

Number of Shares      =                   Amount of Deferral
                         -------------------------------------------------------
                               Fair Market Value of Shares at Grant Date


                  Awards of Restricted Stock under this Plan shall be made on the Grant Date which falls within the first (1st) calendar year following the calendar year in which the applicable deferral election was made.

                  (b) Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

                  (c) Transferability. Except as provided in this Section 6.3(c), the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (other than pursuant to Section 10.1 herein) until the end of the applicable Period of Restriction, as specified in the Restricted Stock Agreement.

                  The Period of Restriction for Shares of Restricted Stock awarded pursuant to this Article 6 shall end six (6) months following the Grant Date on which such Shares were issued. All rights with respect to the Restricted Stock granted to a Director under the Plan shall be available during his or her lifetime only to such Director.

                  (d) Certificate Legend. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

                  "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation 1995 Director Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

                  (e) Removal of Restrictions. Except as otherwise provided in this Plan, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Director shall be entitled to have the legend required by Section 6.3(d) removed from his or her Share certificate.

                  (f) Voting Rights. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

                  (g) Dividends and Other Distributions. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

                  (h) Termination of Service on Board of Directors Due to Death, Disability, or Retirement. In the event that a Director's service on the Board terminates prior to the end of the Period of Restriction by reason of death, Disability, or retirement from the Board after attaining age 72, then the percentage vesting of the Shares of Restricted Stock shall be determined according to a fraction; the numerator of which is the number of full weeks of service on the Board between the applicable Grant Date and the date the Director's service on the Board terminates, and the denominator of which is twenty-six
         (26).

                  Within  thirty (30) days after  termination  of service on the
         Board, the Director (or his or her legal representative) shall return to the Company all of the certificates representing Shares of Restricted Stock. As soon as practicable thereafter, the Company shall issue a new certificate representing the number of vested Shares to which the Director is entitled.

                  (i) Termination of Service on Board of Directors for Other Reasons. If the service of a Director on the Board terminates prior to the end of the Period of Restriction for reasons other than death, Disability, or retirement from the Board after attaining age 72, then all Shares of Restricted Stock that are not vested as of the date the Director's service on the Board terminates shall be forfeited to the Company (and shall once again become available for grant under the Plan). Within thirty (30) days after the termination of service on the Board, the Director shall return to the Company all of the certificates representing his or her Shares of Restricted Stock.

                        ARTICLE 7. ANNUAL OPTION GRANTS

         7.1 Annual Grant of Options. Subject to the limitation on the number of Shares which may be awarded under this Plan, each Nonemployee Director shall be granted an Option to purchase two thousand (2,000) Shares upon each November 20 of each calendar year commencing in 1995 (less the number of shares granted to the Director under the Del Webb Corporation Director Stock Plan during each such calendar year).

         7.2 Limitation on Grant of Options. Other than the grant of Options set forth in Article 6 and in Section 7.1, no additional Options shall be granted under this Plan.

         7.3 Individual Award Agreement. Each Option grant shall be evidenced by an Individual Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

         7.4 Option Price. The purchase price per Share available for purchaser under an Option granted pursuant to this Article 7 shall be equal to the Fair Market Value of such Share on the date the Option is granted.

         7.5 Duration of Options. Unless earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan, each Option granted under this
Article 7 shall expire on the tenth (10th) anniversary date of its grant.

         7.6 Vesting of Shares Subject to Option. Participants shall be entitled to exercise Options granted under this Article 7 at any time and from time to time, within the time period beginning six (6) months after grant of the Option, and ending ten (10) years after grant of the Option, and according to the following vesting schedule: one-third of the Options shall vest on the anniversary date of date of grant of the Options, and one-third of the Options shall vest on each of the second and third anniversaries of the date of grant of the Options.

         7.7 Payment. Options granted under this Article 7 shall be exercised in the manner set forth in Section 6.2(e) herein.

         7.8 Restrictions on Share Transferability. To the extent necessary to ensure that Options granted under this Article 7 comply with applicable law, the Board shall impose restrictions on any Shares acquired pursuant to the exercise of an Option under this Article 7, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         7.9 Termination of Employment Due to Death, Disability, or Retirement. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined according to the guidelines set forth in Section 6.2(g) herein.

         7.10 Termination of Service on the Board of Directors for Other Reasons. If the service of a Participant on the Board shall terminate for any reason other than for death, Disability or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination shall be governed by the guidelines set forth in Section 6.2(h) herein.

         7.11  Nontransferability  of  Options.  No Option  granted  under  this
Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to Section 10.1 herein. Further, all Options granted to a Participant under this Article 7 shall be exercisable during his or her lifetime only by such Participant.

                          ARTICLE 8. CHANGE IN CONTROL

         In the event of a Change in Control of the Company, all Awards granted under this Plan that are still outstanding and not yet vested, shall become immediately one hundred percent (100%) vested in each Participant, as of the first date that the definition of Change in Control has been fulfilled, and shall remain as such for the remaining life of the Award, as such life is provided herein, and within the provisions of the related individual award agreements entered into with each Participant. All Options that are exercisable as of the effective date of the Change in Control shall remain as such for the remaining life of the Options.

              ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION

         9.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Section 9.1, the Committee may terminate, amend, or modify this Plan at any time and from time to time; provided, however, that shareholder approval is required for any Plan amendment that would materially increase the benefits accruing to Participants under this Plan, materially increase the number of securities which may be issued under this Plan, or materially modify the requirements with respect to eligibility for participation in this Plan; and provided, further, that Plan provisions relating to the amount, price, and timing of securities to be awarded under this Plan may not be amended more than once every six (6) months, other than to comport with changes in the Code or the regulations promulgated thereunder.

         9.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of this Plan shall in any manner adversely affect any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

                           ARTICLE 10. MISCELLANEOUS

         10.1 Beneficiary Designation. Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         10.2 Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         10.3 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in this Plan, the Committee may, at its sole discretion, terminate, amend, or modify this Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

         10.4 Governing Law. This Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.